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SEMI-ANNUAL REPORT

                                JUNE 30, 2002


                                Davis Value Portolio
                                (Portfolio of Davis Variable Account Fund, Inc.)















[DAVIS FUNDS LOGO]

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                                TABLE OF CONTENTS


Shareholder Letter............................................................2

Management's Discussion and Analysis..........................................5

Schedule of Investments......................................................13

Statement of Assets and Liabilities..........................................17

Statement of Operations......................................................18

Statement of Changes in Net Assets...........................................19

Notes to Financial Statements................................................20

Financial Highlights.........................................................23

Directors and Officers.......................................................24



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DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

Dear Fellow Shareholder:

Investors are like sailors on a long voyage. They should want to take that voyage on a well-engineered ship with a captain and crew who follow time-tested principles and have a disciplined decision-making process. Since the ship often will not be able to get to a harbor, it must be capable of riding through the storms that come its way. The captain and crew must try to anticipate these storms and make educated decisions that may not always turn out right but that, on balance, will not put the ship in long-term jeopardy and that will allow for a successful voyage.

Since we know we are on a long voyage and our money is invested side by side with our shareholders, we want to invest for all kinds of economic weather. In our mind, stocks represent real businesses, not simply pieces of paper. To us, the job of investing is to identify good businesses at value prices. Identifying those businesses requires a great deal of research.

FINDING THE RIGHT COMPANIES

A portfolio should be a collection of varied businesses, all selected independently but with certain key characteristics in common. Because we are investing for the long voyage, the first characteristic we look for is staying power. To some extent, this means the company must have size and scale to give it time to act and react. The company should also be geographically diversified, which provides protection in the event of poor economic conditions, a terrorist attack or other problems in a particular area.

Multinational companies, for example, offer both geographic diversification and product diversification and, therefore, staying power. I was recently in Asia and saw firsthand the broad reach, visibility and strength of multinational financial companies such as AIG and Citigroup.

The second characteristic we want in a business is a disciplined management team that strives to maximize shareholder value, practices financial transparency and conducts itself in an ethical manner.

We also want to think through and understand the economic characteristics of the businesses in which we invest. Is it a high research-based business, which breeds high obsolescence? Does the business promise steady or cyclical growth? Is it capital intensive such as real estate, energy and other businesses that require heavy investment in plant and equipment? Or is it a people and service intensive business such as banks, insurers and other financial companies?

From these different business models, it is important to study the capital inputs needed, the profit margin trends resulting from capital employed and the direction of key measures such as sales growth and return on equity. As an example, what are the company's profit margin and return on equity likely to be in normal times, not booms or busts, and are they likely to rise or fall over time?

Another factor to consider is where the company is in its life cycle of growth. Is it an early stage company where management is forced to pick and choose the right opportunities? Is the company in the expansion stage with a game plan that has been identified and is now being executed? Is the company in the maturing phase where new markets or new products are needed to sustain growth? Or is it in the restructuring phase where management is attempting to raise subpar returns by closing facilities, laying off workers and taking other cost-cutting measures.

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DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

DETERMINING THE RIGHT PRICE

After studying the business, the next step is to rationally determine a conservative value for that business. No investment is attractive at any price, and sometimes after careful research an investment may not be worth buying no matter how low the price.

There is no single measure that determines the attractiveness of a stock. It is not necessarily its price to earnings ratio, price to sales ratio, price to cash earnings, or its dividend yield, if any. This is an art rather than a science, but some discipline should be brought to process, with the recognition that over time certain industries have historically maintained better valuations than others.

For example, orders can rise and fall dramatically for companies on the production side of the economy. Thus, highly cyclical industries such as autos, steel and metals have tended to have not only highly variable earnings records but also rather poor returns. On the other hand, the consumer side of the economy has evidenced more stability. The consumer represents approximately two-thirds of the economy and typically consumer disposable income does not vary radically. As a result, companies such as food, beverage, utility, drug and financial companies have tended to have better valuations.

At our firm we try to blend growth and value because we are more comfortable owning good businesses in the lower valuation ranges. That is the heart of our all-weather investment approach.

We also diversify our portfolios by industry, company and geographic region, and we are always mindful of financial strength. In addition, we try to have a mix of investments in different stages of maturation. That way we do not have to make a decision on whether to stay in or get out of the whole portfolio but only on small pieces of it at any one time.

COMMITTED TO EQUITIES FOR THE LONG TERM

There seems to be a general feeling today that a buy and hold strategy is no longer appropriate, but we do not agree. We define buy and hold as staying in the market, and we are committed to remaining invested in equities for the long voyage.

One reason for our commitment is that the U.S. economic system works remarkably well. We have a rule of law and a system of incentives so that winners get rewarded and losers punished. We have flexibility to change and move resources where they are needed. We have political stability.

Looking ahead, however, we must recognize that America is probably a more attractive terrorist target than many other countries. This potential terrorist threat combined with our very large trade deficit could at some point result in decreased foreign investment as foreign investors diversify their money away from this country.

Thus, a good case can be made for diversifying around the world, and that is another argument for owning multinational companies. Multinationals are currently out of favor because they are big and somewhat hard to manage since something always seems to be going wrong somewhere in the world. However, it can be easier and safer to diversify internationally in this way than to try to pick individual companies within different countries where you face additional political, business and currency risks.

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DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

The big multinationals have facilities in place in many countries and are managed by locals, which gives them definite advantages over companies that are not there. While there always will be places in turmoil around the world due to political unrest, business concerns or currency problems, diversification among many countries through multinationals spreads the risk.

Among financial services companies, AIG, Citigroup, American Express and Morgan Stanley stand out as multinational franchises that have established strong footholds in international markets. In the consumer sector are multinationals such as Philip Morris and Diageo. In pharmaceuticals, the big drug companies are all multinationals.

The point of investing is to put money to work today in order to get more back tomorrow. We are trying to build a sturdy ship capable of successfully sailing a long voyage with an experienced crew and a cargo that includes a mix of industries and companies all selected for their value. Of course, we cannot know exactly how successful our trip will be. However, we believe that following our investment discipline day after day should help assure that our cargo will grow in value as our voyage proceeds.(1)

Sincerely,


/s/ Shelby M. C. Davis
Shelby M. C. Davis
Senior Research Advisor

August 5, 2002

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DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS

PERFORMANCE OVERVIEW

Davis Value Portfolio delivered a total return of (10.03)% for the six-month period and (13.77)% for the one-year period ended June 30, 2002.(2) Over the same time periods, the Standard & Poor's 500(R) Index returned (13.16)% and (17.99)%, respectively.(3)

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS

Q. How would you characterize the Fund's performance in the past year?

A. In managing Davis Value Portfolio, my partner Ken and I and our entire team come to work every day with the objective of beating the S&P 500(R) Index over a long period of time. We believe that if we succeed in doing so over the course of our careers, we will have served our shareholders well as this benchmark has historically done better than 80-85% of active managers.

In the last 12 months, the market was down almost 18% and Davis Value Portfolio was down almost 14%. But the word "down" is significant and should not be passed over lightly. Implicit in our goal of beating the S&P 500(R) Index is our assumption that the S&P 500(R) Index will produce respectable absolute returns over long periods of time. This assumption is based on the fact that the market reflects the capitalized value of the earnings of corporate America. In every decade of the last century these earnings have made progress as companies have grown. While high valuations make a return to the heady days of the bull market very unlikely, it would be difficult to make a case for negative absolute returns for the stock market over any prolonged period of time.(1)

Nevertheless, the current bear market will cause many to doubt the wisdom of investing in equities. We are now well into our third year of this bear market with the S&P 500(R) Index trading roughly where it did five years ago and down more than 40% from its peak of 1,500 in March 2000. The more speculative NASDAQ Composite Index(3) has actually fallen at an average annual rate of 33% since January 2000 and is down more than 70% from its peak of 5,000 in March 2000.

Neither Ken nor I have any idea what the market will do over the next few years but common sense tells us that the opportunities are greater and the risks lower now than they were several years ago. In my last letter, I explained this counterintuitive point by drawing an analogy to flying, which we all feel is much riskier than it was before the horrific events of September 11th. Yet, on reflection, it is clear that air travel before that day was far riskier--we were just ignorant of the risk we were taking. After that day, air travel became far safer because our knowledge of the risk drove increased security. Similarly, investing today feels far riskier than it did before we ever heard the terms "irrational exuberance", "Internet bubble" or "Enron." But clearly investing--and especially speculating--then was far riskier than most people realized. Today, you can buy the same collection of business and the same stream of future cash flows at one-third off. This does not mean that these businesses are a bargain but only that they are necessarily a better buy today than they were then.

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DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Despite our inability to predict when the bottom will come, we are certain that the time of greatest opportunity will coincide with the time of greatest pessimism just as the time of greatest danger coincided with the euphoria of new-era optimism. It is amazing to go back and read the articles that declared the death of the old economy but actually marked the end of the bull market. These articles were simply the mirror image of the articles that announced "The Death of Equities" in 1981 but coincided with the beginning of the biggest bull market of the century. Both extreme views were equally wrong. As my father Shelby Davis has often pointed out, success in investing requires being neither optimistic nor pessimistic--but realistic.

Q. Could you discuss some of the current factors impacting the market and the portfolio?

A. Any reflection on the market over the last six months must begin with the outrageous corporate scandals that we read about every day in the newspaper. How can we not be disgusted by the self-dealing and obscene compensation of managements and the willful ignorance (at best) of those entrusted to represent the shareholders, namely the directors and the "independent" auditors?

But the market has a way of correcting itself. Although I expect that there is still more to come, it is already clear that the scandals themselves should ultimately lead to better governance and disclosure. It is also striking that though the magnitude of the scandals was perhaps unpredictable, the causes were evident years ago. In our annual report from July 2000, Ken and I noted that "Wall Street has come to place such a premium on consistent results that increasingly corporate America is torturing accounting policies to create the illusion of predictability and consistency in short quarterly periods. As a result, earnings are frequently not what they seem, and reported results often include nonrecurring items such as a favorable change in pension fund assumptions, gains on sales of operations or securities, expense reductions from previously incurred restructuring charges and other financial gimmicks....While we hope not to own many of the most flagrant offenders in Davis Value Portfolio, we would expect that over the next several years the newspapers will be full of companies forced to come clean when their bag of accounting tricks is empty."

When I review our actions since then, it is clear that while we did some things well, we could have been even more attentive to our own warning. On the positive side, our focus on what we call "owner earnings" as opposed to reported GAAP earnings or, worse yet, "pro forma earnings" or EBITDA (which one wag defined as "Earnings Before I Tricked the Dumb Auditors") drove a number of important decisions over the past several years that proved wise, notably our significant sales of IBM(4) and Intel. To be clear, these sales did not reflect any concerns about the integrity of management at these first-class companies, but simply the fact that the reported earnings included many nonrecurring items that we determined to be unsustainable.

Although we consciously decided not to invest in a number of companies such as Enron, WorldCom and Qwest based on our study of their financial statements, we did own one company that has featured prominently in this year's headlines and warrants some further comment, particularly as it was a large holding.

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DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

We purchased the bulk of our Tyco position during a widely publicized SEC investigation in 1999. The SEC's inquiry focused on whether Tyco had taken inappropriately large charges to set up reserves during acquisitions and then reversed these charges in future periods to inflate earnings. We poured over the financial statements before and after each of the company's major acquisitions, concluded that the accounting seemed appropriate and added significantly to our position. A few weeks later, the SEC reached the same conclusion, requesting only that the company shift two pennies of earnings from one quarter into another. Since then, there have been no further SEC inquiries into Tyco's accounting for acquisitions that we know of.

In the ensuing two years, Tyco accelerated its pace of acquisitions and significantly increased the company's leverage, particularly its short-term debt. Furthermore, a close reading of the 10-K for Tyco's fiscal year ended September 2001 indicated more aggressive (but not illegal) accounting policies than we had previously seen. These changes caused us to lower our estimate of the company's intrinsic value. As a result, we sold roughly a quarter of our position at $42 per share. The subsequently released annual proxy statement contained several other changes that led us to sell another 19% at $30 per share. Although many things have happened since then, most notably the indictment of the company's now former CEO on charges of sales tax evasion, Tyco's operating businesses have continued to generate cash. Although often compared to Enron, Tyco is dramatically different in this fact, as Enron generated virtually no cash. Furthermore, the customers who buy products from Tyco's medical division (formerly US Surgical and several other smaller companies), its security division (formerly ADT), its electronics division (formerly AMP and several other companies) or its plastics division will do so regardless of the parent company's financial or regulatory issues. Conversely, Enron's business was based on long-term trading, which requires at least an investment-grade rating. As a result, for Tyco, unlike Enron, the perception of financial strength is not a prerequisite for doing business.

Recognizing the substantial nature of Tyco's underlying businesses, we have chosen to hold onto our remaining shares and in fact recently bought back at $15 per share some of the shares we previously sold. Tyco currently represents 2% of our assets and we will continue to monitor it closely. Please know that in our valuation model we are taking into account the possibility that both revenue and margins have been significantly overstated although there is not yet hard evidence that this has been the case.

Looking back, it appears to us that the crisis at Tyco was not caused by fraudulent accounting or even by the malfeasance of the CEO, but by plain, old-fashioned leverage. The company's reliance on short-term funding made it vulnerable to changes in perception despite the reasonable strength of its underlying businesses. We were mistaken in not recognizing this vulnerability sooner.

Our research process did help us significantly in the pharmaceutical area during the last six months when we identified some potential issues at two of our large holdings. Factors that included poor capital allocation, disappointing performance of some new products, questionable inventory management, a weaker new product pipeline and inevitable, but not looming, patent expirations for several key blockbuster products caused us to lower our assessment of the intrinsic value for both Merck and Bristol-Myers. As a result, we sold a significant portion of our holding in Merck and virtually all of our Bristol-Myers at prices well above where they now trade. Importantly, at lower prices we may revisit these companies and have in fact repurchased some of the Bristol-Myers at prices 40-60% below the price at which we had sold.

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DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

Q. How is the portfolio currently positioned?

A. In general, the holdings in our portfolio fall into three categories.

First, we own a number of world-class companies that are in steady businesses with strong balance sheets and leadership positions. Such holdings include the world's largest spirits company, Diageo, which owns brands such as Johnny Walker, Smirnoff, Guinness and many others; pharmaceutical leader Eli Lilly; global insurance giant American International Group; United Parcel Service; and Berkshire Hathaway. It is worth mentioning that many of these companies will tend to benefit from a weaker dollar, which is a likely scenario as foreign investors question the strength of our economy, lose confidence in our bookkeeping and react to the risks inherent in our war on terrorism.

Second, we own and are always looking for new investments in areas marked by controversy. In past letters, I have referred to this as being "long headline risk," a phrase that I borrowed from the great investor Bill Miller of Legg Mason. Often when companies or industries are in the headlines the investment opportunity is greatest. Our purchase of Citigroup and a number of other banks during the real estate crisis of the early nineties is a good example of this. In today's environment, there is certainly no shortage of controversy. In addition to Tyco and Bristol-Myers discussed above, our holdings in Philip Morris, Sealed Air and Citigroup would fall into this category. As you might expect, we are actively studying companies in industries such as telecom, energy and cable but have not yet made any substantial investments.

Third, we own a number of companies that we describe as "out of the spotlight." In some instances, a company's relatively low profile results from its modest size or dull-sounding business, as is the case with Golden West Financial, a savings and loan; Transatlantic Holdings, a reinsurer; and Vulcan Materials and Martin Marietta Materials, both aggregates companies. In this post-bubble period, such companies are a reminder that excitement is no substitute for profitability. In other instances, a company might not be so well known because it is not based in the United States, as is the case with Lloyd's TSB Group in the United Kingdom and Julius Baer Holdings in Switzerland.

Q. What are other issues that investors should be thinking about in these uncertain times?

A. As I said in the beginning, Ken and I and our team come to work everyday with the goal of beating the S&P 500(R) Index and we (and my father before us) have done so since our firm started managing large cap mutual funds in 1969.(5)

Although we are proud of this performance, several important new studies have made me realize that for our shareholders, our success in beating the S&P 500(R) Index is only part of the story. I have mentioned this fact in the past but I believe that it bears repeating in these difficult times. To understand why, we must make a distinction between a fund's performance and the performance of the investors in that fund. This distinction can be seen most dramatically in the Dalbar study that I first mentioned several years ago. This study reported that in the 17 years between 1984-2000, the average stock fund compounded at 14.0% while the typical mutual fund investor earned only 5.3%.(6) This staggering investor underperformance was also reflected in a recent study that Jason Zweig reported in the June 2002 issue of Money showing that between 1998-2001, the average fund generated a 5.7% annualized total return while the average fund investor earned just 1.0%.

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DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

A lot of ink has been devoted to analyzing fund underperformance relative to the S&P 500(R) Index. The culprits usually include high expenses and high turnover. But it is amazing how little has been written about the self-inflicted nature of investor underperformance.

Put simply, people chase hot funds. They sell out of funds that have suffered a few poor years and buy into funds that have enjoyed a few great years just as these hot funds enter the doldrums and the cycle repeats. On average, investors now hold their funds for less than three years.(6)

What investors fail to recognize is that short periods of underperformance are inevitable in building an outstanding long-term track record. Cambridge Associates reports that over the last 10 years, 98% of the top-ranked managers performed poorly during at least one three-year period. Bob Kirby, former chairman of Capital Guardian Trust Company, one of the great firms in our industry, said in a speech some years ago: "The basic question facing us is whether it's possible for a superior investment manager to underperform the market for three years in a row. The assumption widely held is `no.' And yet, if you look at the records, it's not only possible, it's inevitable."

Unfortunately, after three years of underperformance, both institutional and individual investors lose confidence in their money managers and switch to others with good recent three-year records. The result is the whipsawing of investment returns.

This tendency to be whipsawed is exacerbated by investors' love affair with the segmenting of funds into smaller and smaller categories. Fund performance is then judged relative to some sub-segment of the fund universe (mid cap value blend, for example) rather than against the S&P 500(R) Index, the Russell 1000 Index(R)(3) or some other major benchmark. The general result of this benchmark shifting is a lowering of performance standards, which many funds like for promotional purposes. However, the real loser is the investor.

According to the Mutual Funds Quarterly Review published by The Wall Street Journal in January 2002, for the last five years the average growth fund compounded at 8.15% while the average value fund compounded at 8.45%, a minor difference. Over the same five-year period, the S&P 500(R) Index compounded at 10.70%, outperforming both growth and value. (For the record, Davis Advisors' flagship large cap value fund beat the S&P 500(R) during this period).(5)

The distinction that investors make between growth funds and value funds is an example of unnecessary categorization. This false distinction not only leads investors to imagine that they have achieved a level of diversification by dividing their portfolios into these separate styles, but it also lowers the benchmark against which managers are judged, allowing many to overlook the fact that they are lagging the major indexes.

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DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

AN INTERVIEW WITH CHRISTOPHER C. DAVIS AND KENNETH CHARLES FEINBERG, PORTFOLIO MANAGERS - CONTINUED

To make matters worse, in an effort to avoid accusations of "style drift," many fund managers refuse to look at whole segments of the market. Recognizing that stocks are ownership interests in businesses, it is obvious that value can only be determined by projecting the future cash that a business will generate. The cash produced by a technology firm is no more or less valuable than the cash produced by a brick company--it is all green! And yet, as different industries swing in and out of favor, investors run to buy funds that specialize in whatever industry is hot. As is often the case, Warren Buffett, chairman of Berkshire Hathaway, said it best: "Market commentators and investment managers who glibly refer to `growth' and `value' styles as contrasting approaches to investment are displaying their ignorance, not their sophistication. Growth is simply a component--usually a plus, sometimes a minus--in the value equation."

So it seems a number of factors have conspired to hurt investor returns over a long period of time. First, most active managers underperform the S&P 500(R) Index. Traditionally, this underperformance has been traced to high expenses and high turnover. To these, I would add a new adherence to style purity that prevents managers from looking at whole areas of the market that fall outside some arbitrarily set definition of growth or value. Second, and more damaging, returns have been hurt by the shortening of holding periods as investors chase performance. Although largely self-inflicted, this impatience has been aided and abetted by increasing categorization, shifting benchmarks and a lot of hype.

In these days of complex jargon, a term like "all-weather" sounds old-fashioned. But this is the best way I can think of to describe our approach. While this approach means that we will not be optimized to any one part of an investment cycle (I know for example that in the next three years we will be beaten by either aggressive growth funds or deep value funds--I am just not sure which), it allows us to stay focused on our goal of beating the S&P 500(R) Index over the long term. The rest is up to our investors.

Q. Any other thoughts?

A. Since our beginning, we have been clear that we serve as stewards of our customers' savings. As such, we have always done our best to represent our shareholders' interest in voting proxies and addressing governance issues within our own company and the companies in which we invest. In the past, we have done so in the background, quietly meeting with corporate managers and directors when necessary or speaking with other large shareholders to increase our influence. Ken and I now feel that a more active stance is required. We are particularly focused on the issue of executive compensation and stock options, which in some ways is the root cause of many of today's scandals. I will update you in future letters as to our progress on this front.

Finally, I must thank the team of analysts with whom Ken and I are fortunate to work: Dwight Blazin, Charles Cavanaugh, Danton Goei, Adam Seessel, Chip Tucker, and Kent Whitaker. In addition to integrity and intelligence, this group shares a sense of commitment, responsibility, determination and decency that is rare in this industry. I am proud to have such colleagues and expect that much of our future success will stem from their efforts.(1)

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

This Semi-Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Value Portfolio's prospectus, which contains more information about risks, charges and expenses. Please read the prospectus carefully before investing or sending money.

(1) Davis Value Portfolio's investment professionals make candid statements and observations regarding individual companies, economic conditions and market conditions. However, there is no guarantee that these statements, opinions or forecasts will prove to be correct. All investments involve some degree of risk, and there can be no assurance that the Davis Funds' investment strategies will be successful. Prices of shares will vary so that, when redeemed, an investor's shares could be worth more or less than their original cost.

Shelby M.C. Davis candidly discusses a number of individual companies. These companies are used to illustrate specific points and are not represented as being currently included in the investment portfolio of any specific Davis Fund.

The information provided in this report should not be considered a recommendation to purchase or sell any particular security.

(2) Total return assumes reinvestment of dividends and capital gain distributions. Past performance is not a guarantee of future results. Investment return and principal value will vary so that, when redeemed, an investor's shares may be worth more or less than when purchased. The following table lists the average annual total returns for the periods ending June 30, 2002.

     ---------------------------------------------------------------------
             PORTFOLIO NAME               1 YEAR           INCEPTION
                                                        (July 1, 1999)
     ---------------------------------------------------------------------
     Davis Value Portfolio               (13.77)%           (3.29)%
     ---------------------------------------------------------------------

Performance numbers are net of all fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total return would be lower.

Fund performance changes over time and current performance may be higher or lower than stated. For more current information please call Davis Funds Shareholder Services at 1-800-279-0279.

(3) The definitions of indices and averages quoted in this report appear below. Investments cannot be made directly in either the indices or averages.

I. The S&P 500(R) Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks.

II. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index. The Index is value weighted and includes only common stocks belonging to corporations domiciled in the US and its territories. It serves three mains purposes: to act as a performance standard for active managers, to serve as a proxy for asset allocation purposes, and to become a purchasable and replicable vehicle for passive investment strategy.

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

MANAGEMENT'S DISCUSSION AND ANALYSIS - CONTINUED

III. NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on The NASDAQ Stock Market. The index is market-valued weighted. This means that each company's security affects the Index in proportion to its market value. The market value, the last sale price multiplied by total shares outstanding, is calculated throughout the trading day, and is related to the total value of the Index.

(4) See Davis Value Portfolio's Schedule of Investments for a detailed list of portfolio holdings.

(5) Davis Advisors began managing its flagship large cap value fund in 1969 and which has beaten the S&P 500(R) Index for the life of the fund, as well as over the 1-, 5- and 10-year time periods ending June 30, 2002. Past Performance is not a guarantee of future results. There can be no guarantee that Davis Advisors Large Cap Value Style will continue to deliver consistent investment performance. The measurement periods includes periods of bear markets when performance was negative. Equity markets are volatile, investors may suffer losses, and there can be no guarantee that an investor will earn a profit. Investment return and principal value will vary so that, when sold, an investment may be worth more or less than when purchased.

The Wall Street Journal article reported on the five year period from January 1, 1997 through December 31, 2001. For the five year period from July 1, 1997 through June 30 2002 Lipper, Inc. reported that the average large cap value fund earned an average of 3.30%, the average large cap growth fund earned an average of 0.68% and the S&P 500(R) Index earned an average of 3.66%. Davis Advisors flagship large cap value fund earned an average of 5.72% (without the sales charge taken into consideration) over the same time period.

(6) The negative effects of actively trading mutual funds were researched by Dalbar, a Boston based financial research firm that is independent from the Davis Funds. The original Dalbar report covered the time periods from 1984 through 1998 and was published in the March 2000 issue of Mutual Funds Magazine. The Dalbar report was updated through 2000 using information from Lipper, Inc. The fact that buy-and-hold has been a successful strategy in the past does not guarantee that it will continue to be successful in the future.

Shares of Davis Value Portfolio are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

DAVIS VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2002 (Unaudited)

                                                                                                     VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - (88.90%)

   BANKS AND SAVINGS & LOAN ASSOCIATIONS - (9.60%)
       140,200    Bank One Corp. ..............................................................  $   5,394,896
       110,700    Golden West Financial Corp. .................................................      7,613,946
        87,500    Lloyds TSB Group PLC, ADR....................................................      3,504,375
       222,600    Wells Fargo & Co. ...........................................................     11,143,356
                                                                                                 -------------
                                                                                                    27,656,573
                                                                                                 -------------

   BUILDING MATERIALS - (3.43%)
        13,900    American Standard Cos. Inc.*.................................................      1,043,890
        55,900    Martin Marietta Materials, Inc. .............................................      2,180,100
       157,800    Masco Corp. .................................................................      4,277,958
        54,300    Vulcan Materials Co. ........................................................      2,378,340
                                                                                                 -------------
                                                                                                     9,880,288
                                                                                                 -------------

   CONSUMER PRODUCTS - (5.47%)
       360,500    Philip Morris Cos. Inc. .....................................................     15,746,640
                                                                                                 -------------

   DIVERSIFIED MANUFACTURING - (5.14%)
        96,100    Dover Corp. .................................................................      3,363,500
        48,400    3M Co. ......................................................................      5,953,200
       406,058    Tyco International Ltd. .....................................................      5,485,844
                                                                                                 -------------
                                                                                                    14,802,544
                                                                                                 -------------

   ELECTRONICS - (0.30%)
       618,800    Agere Systems Inc., Class A*.................................................        866,320
                                                                                                 -------------

   ENERGY - (5.60%)
        24,100    Conoco Inc. .................................................................        669,980
       113,200    Devon Energy Corp. ..........................................................      5,578,496
        79,500    EOG Resources, Inc. .........................................................      3,156,150
       114,000    Phillips Petroleum Co. ......................................................      6,712,320
                                                                                                 -------------
                                                                                                    16,116,946
                                                                                                 -------------

   FINANCIAL SERVICES - (17.93%)
       529,200    American Express Co. ........................................................     19,220,544
       255,533    Citigroup Inc. ..............................................................      9,901,904
        72,200    Dun & Bradstreet Corp.*......................................................      2,386,210
       236,400    Household International, Inc. ...............................................     11,749,080
        73,900    Loews Corp. .................................................................      3,915,961
        81,400    Moody's Corp. ...............................................................      4,049,650
        69,200    Providian Financial Corp.* ..................................................        406,896
                                                                                                 -------------
                                                                                                    51,630,245
                                                                                                 -------------

   FOOD/BEVERAGE & RESTAURANT - (3.17%)
        97,800    Diageo PLC, ADR..............................................................      5,051,370
        25,400    Hershey Foods Corp. .........................................................      1,587,500
        60,900    Kraft Foods Inc., Class A....................................................      2,493,855
                                                                                                 -------------
                                                                                                     9,132,725
                                                                                                 -------------

SCHEDULE OF INVESTMENTS
JUNE 30, 2002 (Unaudited)


                                                                                                     VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED

   HOTELS & MOTELS - (0.78%)
        59,100    Marriott International, Inc., Class A........................................  $   2,248,755
                                                                                                 -------------

   INDUSTRIAL - (2.38%)
       170,400    Sealed Air Corp.*............................................................      6,862,008
                                                                                                 -------------

   INFORMATION/INFORMATION PROCESSING - (0.37%)
        60,100    IMS Health Inc. .............................................................      1,078,795
                                                                                                 -------------

   INSURANCE BROKERS - (1.21%)
       118,200    Aon Corp. ...................................................................      3,484,536
                                                                                                 -------------

   INVESTMENT FIRMS - (1.84%)
        90,500    Morgan Stanley...............................................................      3,898,740
        77,800    Stilwell Financial, Inc. ....................................................      1,415,960
                                                                                                 -------------
                                                                                                     5,314,700
                                                                                                 -------------

   LIFE INSURANCE - (0.60%)
        38,300    Principal Financial Group, Inc.*.............................................      1,187,300
        24,200    Sun Life Financial Services of Canada Inc. ..................................        529,071
                                                                                                 -------------
                                                                                                    1,716,371
                                                                                                 -------------

   MEDIA - (0.41%)
        26,900    WPP Group PLC, ADR...........................................................      1,185,887
                                                                                                 -------------

   MULTI-LINE INSURANCE - (3.76%)
       158,537    American International Group, Inc. ..........................................     10,816,980
                                                                                                 -------------

   PHARMACEUTICAL AND HEALTH CARE - (5.04%)
        82,700    Bristol-Myers Squibb Co. ....................................................      2,125,390
        90,500    Eli Lilly and Co. ...........................................................      5,104,200
       119,800    Merck & Co., Inc. ...........................................................      6,066,672
        32,400    Pharmacia Corp. .............................................................      1,213,380
                                                                                                 -------------
                                                                                                   14,509,642
                                                                                                 -------------

   PIPELINES - (0.82%)
        61,800    Kinder Morgan, Inc. .........................................................      2,349,636
                                                                                                 -------------

   PROPERTY/CASUALTY INSURANCE - (4.75%)
           107    Berkshire Hathaway Inc., Class A*............................................      7,147,600
            42    Berkshire Hathaway Inc., Class B*............................................         93,828
        17,200    Chubb Corp. .................................................................      1,217,760
         1,200    Markel Corp.*................................................................        236,400
        86,100    Progressive Corp. (Ohio).....................................................      4,980,885
                                                                                                 -------------
                                                                                                    13,676,473
                                                                                                 -------------
   PUBLISHING - (0.76%)
        28,700    Gannett Co., Inc. ...........................................................      2,178,330
                                                                                                 -------------

SCHEDULE OF INVESTMENTS
JUNE 30, 2002 (Unaudited)

                                                                                                     VALUE
SHARES                                           SECURITY                                           (NOTE 1)
==============================================================================================================
COMMON STOCK - CONTINUED

   REAL ESTATE - (1.87%)
         5,000    Avalonbay Communities, Inc. .................................................  $     233,500
        88,900    Centerpoint Properties Trust.................................................      5,157,089
                                                                                                 -------------
                                                                                                     5,390,589
                                                                                                 -------------

   REINSURANCE - (1.91%)
        68,850    Transatlantic Holdings, Inc. ................................................      5,508,000
                                                                                                 -------------
   RETAILING - (5.46%)
        29,500    Albertson's, Inc. ...........................................................        898,570
       211,100    Costco Wholesale Corp.*......................................................      8,151,627
        27,300    J. C. Penney Co., Inc. ......................................................        601,146
        80,300    RadioShack Corp. ............................................................      2,413,818
       125,200    Safeway Inc.*................................................................      3,654,588
                                                                                                 -------------
                                                                                                    15,719,749
                                                                                                 -------------

   TECHNOLOGY - (2.30%)
        78,600    BMC Software, Inc.*..........................................................      1,304,760
        97,800    Lexmark International, Inc.*.................................................      5,320,320
                                                                                                 -------------
                                                                                                     6,625,080
                                                                                                 -------------

   TELECOMMUNICATIONS - (0.44%)
       207,000    Tellabs, Inc.*...............................................................      1,282,365
                                                                                                 -------------
   TRANSPORTATION - (3.56%)
       166,300    United Parcel Service, Inc., Class B.........................................     10,269,025
                                                                                                 -------------

                      Total Common Stock - (identified cost $283,252,375)......................    256,049,202
                                                                                                 -------------

SCHEDULE OF INVESTMENTS
JUNE 30, 2002 (Unaudited)

                                                                                                     VALUE
PRINCIPAL                                        SECURITY                                           (NOTE 1)
==============================================================================================================
SHORT TERM INVESTMENTS - (11.46%)

$   33,023,000    Nomura Securities International, Inc. Repurchase Agreement 1.98%,
                    07/01/02, dated 06/28/02, repurchase value of $33,028,449
                    (collateralized by: U.S. Government obligations in a pooled cash account,
                    total market value $33,683,460) - (identified cost $33,023,000)..........   $   33,023,000
                                                                                                --------------


                  Total Investments - (100.36%) - (identified cost $316,275,375) - (a).........    289,072,202
                  Liabilities Less Other Assets - (0.36%)......................................     (1,046,307)
                                                                                                --------------
                      Net Assets - (100%)...................................................... $  288,025,895
                                                                                                ==============

* Non-Income Producing Security

 (a) Aggregate cost for Federal Income Tax purposes is $316,291,496. At June 30,
2002 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes is as follows:

                  Unrealized appreciation...................................................... $   13,168,414
                  Unrealized depreciation......................................................    (40,387,708)
                                                                                                --------------
                        Net unrealized depreciation ........................................... $  (27,219,294)
                                                                                                ==============

DAVIS VALUE PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
At June 30, 2002 (Unaudited)

==========================================================================================================================

ASSETS:
   Investments in securities, at value
     * (see accompanying Schedules of Investments)...................................................      $   289,072,202
   Cash..............................................................................................              268,345
   Receivables:
     Dividends and interest..........................................................................              375,820
     Capital stock sold..............................................................................              265,385
     Investment securities sold......................................................................              320,395
                                                                                                           ---------------
          Total assets...............................................................................          290,302,147
                                                                                                           ---------------
LIABILITIES:
   Payables:
     Capital stock reacquired........................................................................              343,780
     Investment securities purchased.................................................................            1,708,972
   Accrued expenses..................................................................................              223,500
                                                                                                           ---------------
          Total liabilities..........................................................................            2,276,252
                                                                                                           ---------------

NET ASSETS ..........................................................................................      $   288,025,895
                                                                                                           ===============

SHARES OUTSTANDING (NOTE 4)..........................................................................           32,421,846
                                                                                                           ===============

NET ASSET VALUE, offering and
     redemption price per share (Net Assets / Shares Outstanding)....................................      $          8.88
                                                                                                           ===============

NET ASSETS CONSIST OF:
   Par value of shares of capital stock..............................................................      $        32,422
   Additional paid-in capital........................................................................          333,924,364
   Undistributed net investment income...............................................................              885,110
   Accumulated net realized loss from investments and foreign currency transactions..................          (19,612,828)
   Net unrealized depreciation on investments........................................................          (27,203,173)
                                                                                                           ---------------
                                                                                                           $   288,025,895
                                                                                                           ===============


* Including a repurchase agreement of $33,023,000 and cost of $316,275,375.

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VALUE PORTFOLIO
STATEMENT OF OPERATIONS
For the six months ended June 30, 2002 (Unaudited)

======================================================================================================================

INVESTMENT  INCOME:
Income:
   Dividends (Net of foreign withholding taxes of $18,696).......................................      $     1,858,325
   Interest......................................................................................              275,752
                                                                                                       ---------------
       Total income..............................................................................            2,134,077
                                                                                                       ---------------
Expenses:
   Management fees (Note 2)......................................................................            1,110,477
   Custodian fees................................................................................               47,565
   Transfer agent fees...........................................................................                7,238
   Audit fees....................................................................................                6,000
   Accounting fees (Note 2)......................................................................                3,000
   Legal fees....................................................................................                4,573
   Reports to shareholders.......................................................................               17,354
   Directors' fees and expenses..................................................................               23,275
   Registration and filing fees..................................................................               21,531
   Miscellaneous.................................................................................                8,058
                                                                                                       ---------------
       Total expenses............................................................................            1,249,071
       Expenses paid indirectly (Note 5).........................................................                 (104)
                                                                                                       ---------------
       Net expenses..............................................................................            1,248,967
                                                                                                       ---------------
       Net investment income.....................................................................              885,110
                                                                                                       ---------------

REALIZED  AND  UNREALIZED GAIN (LOSS) ON INVESTMENTS:

   Net realized gain (loss) from:
       Investment transactions...................................................................          (11,898,050)
       Foreign currency  transactions............................................................                   54
   Net increase in unrealized depreciation of investments.......................................           (20,120,369)
                                                                                                       ---------------
       Net realized and unrealized loss on investments and foreign currency......................          (32,018,365)
                                                                                                       ---------------
       Net decrease in net assets resulting from operations......................................      $   (31,133,255)
                                                                                                       ===============


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VALUE PORTFOLIO
STATEMENTS OF CHANGES IN NET ASSETS

===================================================================================================================
                                                                            SIX MONTHS
                                                                               ENDED                 YEAR ENDED
                                                                           JUNE 30, 2002            DECEMBER 31,
                                                                            (UNAUDITED)                 2001
                                                                            -----------                 ----
OPERATIONS:
    Net investment income..............................................   $        885,110        $      1,021,199
    Net realized loss from investment and foreign currency
      transactions.....................................................        (11,897,996)             (7,293,056)
    Net increase in unrealized depreciation of investments.............        (20,120,369)            (10,139,571)
                                                                          ----------------        ----------------
    Net decrease in net assets resulting from operations...............        (31,133,255)            (16,411,428)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:

    Net investment income..............................................            -                    (1,021,199)
    Return of capital..................................................            -                      (130,526)

CAPITAL SHARE TRANSACTIONS (NOTE 4)....................................         40,200,698             176,312,992
                                                                          ----------------        ----------------

Total increase in net assets...........................................          9,067,443             158,749,839

NET ASSETS:

    Beginning of period................................................        278,958,452             120,208,613
                                                                          ----------------        ----------------
    End of period (including undistributed net investment income
      of $885,110 in 2002).............................................   $    288,025,895        $    278,958,452
                                                                          ================        ================


SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
June 30, 2002 (Unaudited)
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Fund is a separate series of Davis Variable Account Fund, Inc., which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment companies. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The following is a summary of significant accounting policies followed by the Fund in the preparation of financial statements.

     Davis Value Portfolio is a diversified, professionally managed stock-oriented fund.

A. VALUATION OF SECURITIES - Securities listed on national securities exchanges are valued at the last reported sales price on the day of valuation. Securities traded in the over the counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Securities for which market quotations are not readily available are valued at fair value as determined by the Board of Directors. Short-term obligations are valued at amortized cost which approximates fair value as determined by the Board of Directors. These valuation procedures are reviewed and subject to approval by the Board of Directors.

B. CURRENCY TRANSLATION - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

C. FOREIGN CURRENCY - The Fund may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the forward currency contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Fund to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales and maturities of investments, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Fund includes foreign currency gains and losses realized on the sale of investments together with market gains and losses on such investments in the statement of operations.

D. FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income or excise tax is required. At June 30, 2002 the Fund had approximately $6,963,100 of capital loss carryovers and post October losses available to offset future capital gains, if any, which expire between 2009 and 2010.

DAVIS VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2002 (Unaudited)
================================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (Continued)

E. USE OF ESTIMATES IN FINANCIAL STATEMENTS - In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

F. SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

G. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded on the ex-dividend date. The character of the distributions made during the year from net investment income may differ from its ultimate characterization for federal income tax purposes. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or gain was recorded by the Fund. The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations.

NOTE 2 - INVESTMENT ADVISORY FEES

     Advisory fees are paid to Davis Advisors (the "Adviser") at an annual rate of 0.75% of the average annual net assets.

     State Street Bank and Trust Company ("State Street Bank") is the Fund's primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser for the six months ended June 30, 2002 was $32. State Street Bank is the Fund's primary accounting provider. Fees for such services are included in the custodian fee as State Street Bank also serves as the Fund's custodian. The Adviser is also paid for certain accounting services. The fee for the six months ended June 30, 2002 amounted to $3,000. Certain directors and officers of the Fund are also directors and officers of the general partner of the Adviser.

     Davis Selected Advisers - NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Fund. The Fund pays no fees directly to DSA-NY.

NOTE 3 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (excluding short-term securities) during the six months ended June 30, 2002 were $69,500,513 and $33,369,723, respectively.

DAVIS VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS - (Continued)
June 30, 2002 (Unaudited)
================================================================================

NOTE 4 - CAPITAL STOCK

     At June 30, 2002, there were 500 million shares of capital stock ($0.001 par value per share) authorized. Transactions in capital stock were as follows:


                                                                   SIX MONTHS
                                                                      ENDED
                                                                  JUNE 30, 2002              YEAR ENDED
                                                                   (UNAUDITED)             DECEMBER 31, 2001
                                                                   -----------             -----------------
Shares sold...............................................             6,097,629                 19,399,261
Shares issued in reinvestment of distributions............                 -                        115,750
                                                                 ---------------           ----------------
                                                                       6,097,629                 19,515,011
Shares redeemed...........................................            (1,927,147)                (2,133,025)
                                                                 ---------------           ----------------
      Net increase........................................             4,170,482                 17,381,986
                                                                 ===============           ================

Proceeds from shares sold.................................       $    58,559,679           $    195,102,861
Proceeds from shares issued in
    reinvestment of distributions.........................                 -                      1,151,724
                                                                 ---------------           ----------------
                                                                      58,559,679                196,254,585
Cost of shares redeemed...................................           (18,358,981)               (19,941,593)
                                                                 ---------------           ----------------
      Net increase........................................       $    40,200,698           $    176,312,992
                                                                 ===============           ================

NOTE 5 - EXPENSES PAID INDIRECTLY

     Under an agreement with the custodian bank, custodian fees are reduced for earnings on cash balances maintained at the custodian by the Fund. Such reductions amounted to $104 for the six months ended June 30, 2002.

DAVIS VALUE PORTFOLIO
FINANCIAL HIGHLIGHTS
================================================================================

The following financial information represents data for each share of capital stock outstanding throughout each period:

                                                                                                     JULY 1, 1999
                                                     SIX MONTHS                                      (COMMENCEMENT
                                                        ENDED                                       OF OPERATIONS)
                                                    JUNE 30, 2002     YEAR ENDED DECEMBER 31,           THROUGH
                                                     (UNAUDITED)         2001          2000        DECEMBER 31, 1999
                                                     -----------         ----          ----        -----------------
Net Asset Value, Beginning of Period ..............    $ 9.87           $11.06        $10.25             $10.00
                                                       ------           ------        ------             ------

Income (Loss) From Investment Operations
 Net Investment Income ............................      0.03             0.04          0.03               0.01
 Net Realized and Unrealized
    Gains (Losses) ................................     (1.02)           (1.19)         0.92               0.25
                                                       ------           ------        ------             ------
    Total From Investment Operations ..............     (0.99)           (1.15)         0.95               0.26

Dividends and  Distributions
 Dividends from Net Investment Income .............        --            (0.04)        (0.03)             (0.01)
 Return of Capital ................................        --               --(3)         --(3)              --(3)
 Distributions from Realized Gains ................        --               --         (0.11)                --
                                                       ------           ------        ------             ------
    Total Dividends and Distributions .............        --            (0.04)        (0.14)             (0.01)
                                                       ------           ------        ------             ------

Net Asset Value, End of Period ....................    $ 8.88           $ 9.87        $11.06             $10.25
                                                       ======           ======        ======             ======

Total Return(1) ...................................    (10.03)%         (10.39)%        9.30%              2.64%

Ratios/Supplemental Data
 Net Assets, End of Period (000 omitted) ..........  $288,026         $278,958      $120,209            $12,668
 Ratio of Expenses to Average Net Assets ..........      0.84%*           0.87%         1.00%(4)           1.00%*(4)
 Ratio of Net Investment Income to
    Average Net Assets ............................      0.60%*           0.55%         0.73%              0.43%*
 Portfolio Turnover Rate(2) .......................        13%              18%           10%                 5%

(1) Assumes hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Total returns are not annualized for periods of less than one year and do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

(2) The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

(3)  Less than $0.005 per share.

(4) Had the Adviser not absorbed certain expenses the ratio of expenses to average net assets would have been 1.01% and 2.29% for 2000 and 1999, respectively.

*    Annualized

SEE NOTES TO FINANCIAL STATEMENTS

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                                    DIRECTORS

For the purposes of their service as directors to the Davis Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85706. Each Director serves until their retirement, resignation, death or removal. Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-two (72), except that any person who was a Director on July 1, 1994, and at that date was seventy-three (73) years of age or less shall retire from the Board of Directors and cease being a Director at the close of business on the last day of the year in which the Director attains age seventy-four (74).

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)HELD  LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       WITH FUND        TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS

WESLEY E.          Director         director       President of Bass &            12         none stated
BASS, JR.                           since 1990     Associates (financial
(born 8/21/31)                                     consulting); formerly
                                                   First Deputy City
                                                   Treasurer, City of
                                                   Chicago; and Executive
                                                   Vice President,
                                                   Chicago Title and
                                                   Trust Company (bank and
                                                   trust).

MARC P. BLUM       Director         director       Chief Executive                12         Director, Mid-Atlantic Realty
(born 9/9/42)                       since 1986     Officer, World Total                      Trust (real estate investment
                                                   Return Fund, LLP; Of                      trust), Legg Mason Trust
                                                   Counsel to Gordon,                        (asset management company)
                                                   Feinblatt, Rothman,                       and Rodney Trust Company
                                                   Hoffberger and                            (Delaware); Trustee, College
                                                   Hollander, LLC (law                       of Notre Dame of Maryland,
                                                   firm).                                    McDonogh School and other
                                                                                             public charities, private
                                                                                             foundations and businesses not
                                                                                             affiliated with the Adviser
                                                                                             and that have no material
                                                                                             relationship with the Adviser
                                                                                             or the Davis Funds other than
                                                                                             that some of them are
                                                                                             shareholders in one or more of
                                                                                             the Davis Funds.

JERRY D. GEIST     Director         director       Chairman, Santa Fe             12         Director, CH2M-Hill, Inc.
(born 5/23/34)                      since 1986     Center Enterprises;                       (engineering); Member,
                                                   Chairman, Energy &                        Investment Committee for
                                                   Technology Company,                       Microgeneration Technology
                                                   Ltd.;                                     Fund, UTECH Funds.
                                                   Retired Chairman and
                                                   President, Public
                                                   Service Company of New
                                                   Mexico.

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                              DIRECTORS - CONTINUED

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS - CONTINUED

D. JAMES GUZY      Director         director       Chairman, PLX                  12         Director, Intel Corp.
(born 3/7/36)                       since 1982     Technology, Inc.                          (semi-conductor
                                                   (semi-conductor                           manufacturer), Cirrus Logic
                                                   manufacturer).                            Corp. (semi-conductor
                                                                                             manufacturer), Alliance
                                                                                             Technology Fund (a mutual
                                                                                             fund), Micro Component
                                                                                             Technology, Inc.
                                                                                             (micro-circuit handling and
                                                                                             testing equipment
                                                                                             manufacturer), Novellus
                                                                                             Systems, Inc. (semi-conductor
                                                                                             manufacturer) and
                                                                                             LogicVision, Inc.
                                                                                             (semi-conductor software
                                                                                             company).

G. BERNARD         Director         director       Managing General               12         none stated
HAMILTON                            since 1978     Partner, Avanti
(born 3/18/37)                                     Partners, L.P.
                                                   (investment
                                                   partnership).

THEODORE B.        Director         director       Chairman, President            12         Trustee, Deputy Mayor and
SMITH, JR.                          since 2001     and CEO of John                           Commissioner of Public
(born 12/23/32)                                    Hassall, Inc.                             Services for the Incorporated
                                                   (fastener                                 Village of Mill Neck.
                                                   manufacturing);
                                                   Managing Director,
                                                   John Hassall, Ltd.;
                                                   Chairman, John Hassall
                                                   Japan, Ltd.; Chairman
                                                   of Cantrock Realty;
                                                   Chairman of McCallum
                                                   Die (tool and die).

CHRISTIAN R.       Director         director       General Partner of             12         none stated
SONNE                               since 1990     Tuxedo Park Associates
(born 5/6/36)                                      (land holding and
                                                   development firm);
                                                   President and Chief
                                                   Executive Officer of
                                                   Mulford Securities
                                                   Corporation (private
                                                   investment fund) until
                                                   1990; formerly Vice
                                                   President of Goldman
                                                   Sachs & Co.
                                                   (investment banking).

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                              DIRECTORS - CONTINUED

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INDEPENDENT DIRECTORS - CONTINUED

MARSHA WILLIAMS    Director         director       Executive Vice                 16         Director of the Selected
(born 3/28/51)                      since 1999     President and Chief                       Funds (consisting of four
                                                   Financial Officer of                      portfolios); Director, Modine
                                                   Equity Office                             Manufacturing, Inc. (heat
                                                   Properties Trust                          transfer technology);
                                                   (office building                          Director, Chicago Bridge &
                                                   owner); Former Chief                      Iron Company, M.V.
                                                   Administrative Officer                    (industrial construction and
                                                   of Crate & Barrel                         engineering).
                                                   (home furnishings
                                                   retailer); former Vice
                                                   President and
                                                   Treasurer, Amoco
                                                   Corporation (oil & gas
                                                   company).

INSIDE DIRECTORS*

JEREMY H. BIGGS    Director/        director       Vice Chairman, Chief           12         Director of the Van Eck/Chubb
(born 8/16/35)     Chairman         since 1994     Investment Officer,                       Funds (consisting of six
                                                   Chairman of U.S.                          portfolios, mutual fund
                                                   Investment Policy                         investment adviser).
                                                   Committee and Member
                                                   of the International
                                                   Investment Committee,
                                                   all for Fiduciary
                                                   Trust Company
                                                   International (money
                                                   management firm)
                                                   Consultant to Davis
                                                   Selected Advisers,
                                                   L.P.

DAVIS VALUE PORTFOLIO
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
================================================================================

                              DIRECTORS - CONTINUED

                                                                            NUMBER OF
                                    TERM OF                                 PORTFOLIOS IN
                                    OFFICE AND     PRINCIPAL                FUND COMPLEX
                   POSITION(S)      LENGTH OF      OCCUPATION(S) DURING     OVERSEEN BY      OTHER DIRECTORSHIPS HELD BY
NAME AND AGE       HELD WITH FUND   TIME SERVED    PAST FIVE YEARS          DIRECTOR         DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INSIDE DIRECTORS* - CONTINUED

ANDREW A. DAVIS    Director         director       President or Vice              16         Director of the Selected
(born 6/25/63)                      since 1997     President of each                         Funds (consisting of four
                                                   Davis Fund and                            portfolios).
                                                   Selected Fund;
                                                   President, Davis
                                                   Selected Advisers,
                                                   L.P., and also serves
                                                   as an executive officer
                                                   in certain companies
                                                   affiliated with the
                                                   Adviser.

CHRISTOPHER C.     Director         director       Chief Executive                16         Director of the Selected
DAVIS                               since 1997     Officer, President or                     Funds (consisting of four
(born 7/13/65)                                     Vice President of each                    portfolios).
                                                   Davis Fund and Selected Fund;
                                                   Chairman and Chief Executive
                                                   Officer, Davis Selected
                                                   Advisers, L.P., and also
                                                   serves as an executive
                                                   officer in certain companies
                                                   affiliated with the Adviser,
                                                   including sole member of the
                                                   Adviser's general partner,
                                                   Davis Investments, LLC;
                                                   Employee of Shelby Cullom
                                                   Davis & Co. (registered
                                                   broker/dealer).

* Jeremy H. Biggs, Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

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















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

                              DAVIS VALUE PORTFOLIO
             2949 East Elvira Road, Suite 101, Tucson, Arizona 85706
================================================================================

          DIRECTORS                          OFFICERS
          Wesley E. Bass, Jr.                Jeremy H. Biggs
          Jeremy H. Biggs                        Chairman
          Marc P. Blum                       Christopher C. Davis
          Andrew  A. Davis                       President
          Christopher C. Davis               Andrew A. Davis
          Jerry D. Geist                         Vice President
          D. James Guzy                      Kenneth C. Eich
          G. Bernard Hamilton                    Vice President
          Theodore B. Smith, Jr.             Sharra L. Reed
          Christian R. Sonne                     Vice President,
          Marsha Williams                        Treasurer & Assistant Secretary
                                             Thomas D. Tays
                                                 Vice President & Secretary


INVESTMENT ADVISER
Davis Selected Advisers, L.P. (Doing business as "Davis Advisors") 2949 East Elvira Road, Suite 101
Tucson, Arizona 85706
(800) 279-0279

DISTRIBUTOR
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85706

TRANSFER AGENT & CUSTODIAN
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

COUNSEL
D'Ancona & Pflaum, LLC
111 E. Wacker Drive, Suite 2800
Chicago, Illinois 60601-4205

AUDITORS
KPMG LLP
707 Seventeenth Street
Suite 2300
Denver, Colorado 80202

================================================================================
FOR MORE INFORMATION ABOUT THE DAVIS VALUE PORTFOLIO, INCLUDING MANAGEMENT FEE, CHARGES AND EXPENSES, SEE THE CURRENT PROSPECTUS WHICH MUST PRECEDE OR ACCOMPANY THIS REPORT. THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING 1-800-279-0279.
================================================================================

                                              Davis Selected Advisers, L.P.
                                              2949 East Elvira Road
                                              Suite 101
                                              Tucson, AZ 85706
                                              1-800-279-0279
                                              www.davisfunds.com













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